UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: February 9, 2006



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     On February 9, 2006, at the annual meeting of shareholders, the shareholders of Atwood Oceanics, Inc. (the "Company") approved proposals for the adoption of an Amended and Restated Certificate of Formation and an increase in the number of authorized shares of common stock from 20,000,000 to 50,000,000. The definitive proxy statement which included both proposals was sent to the Company's shareholders in advance of the annual meeting and filed with the Securities and Exchange Commission on January 13, 2006. The primary purposes of the Amended and Restated Certificate of Formation are (1) to reflect the approved increase in the authorized number of shares of common stock, (2) to reflect the effectiveness, as of January 1, 2006, of the Texas Business
Organizations Code ("TBOC"), and (3) to consolidate prior amendments and designations relating to the Company's Restated Articles of Incorporation into one document. (Under the TBOC, "articles of incorporation" have been replaced with a "certificate of formation.") TBOC-related amendments included (1) modernization of language, (2) deletion of provisions that are no longer necessary, ineffective, or inappropriate, and (c) inclusion of language ensuring that the Company's shareholders will maintain their right to cumulative voting for the election of directors.

     The TBOC was primarily enacted to modernize and consolidate the laws of Texas governing business organizations. For corporations existing prior to January 1, 2006, the TBOC applies effective January 1, 2010, unless an early election to be governed by the TBOC is filed before that date. Except for the increase in the authorized number of shares of common stock approved by the shareholders, no substantive change to the rights of shareholders under the previously in effect Restated Articles of Incorporation (as amended or modified by designation, the "Prior Articles") is intended by the adoption of the Amended and Restated Certificate of Formation.

     The Board of Directors of the Company had approved early election by the Company to be governed by the TBOC, subject to approval of the shareholders of the Amended and Restated Certificate of Formation. The Amended and Restated Certificate of Formation amends and restates in its entirety the Prior Articles. On February 10, 2006, the Company filed with the Texas Secretary of State an early election to be governed by the TBOC as well as the Amended and Restated Certificate of Formation. A copy of the Amended and Restated Certificate of Formation as filed with the Texas Secretary of State is attached as Exhibit 3.1 hereto.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS

(d) 3.1 Amended and Restated Certificate of Formation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ATWOOD OCEANICS, INC.
                                               (Registrant)

                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President
                                               DATE: February 14, 2006

                                                                   Exhibit 3.1

                  AMENDED AND RESTATED CERTIFICATE OF FORMATION

                                       OF

                              ATWOOD OCEANICS, INC.

                                   ARTICLE I.

      The name of the corporation is Atwood Oceanics, Inc. (the "Corporation").

                                  ARTICLE II.

      The Corporation is a for-profit corporation.

                                  ARTICLE III.

      The purpose or purposes for which the Corporation is organized are:

     The transaction of any or all lawful business for which for-profit corporations may be incorporated under the Texas Business Organizations Code (the "TBOC").

     To do everything necessary, proper, advisable or convenient for the accomplishment or furtherance of such purposes, provided the same not be prohibited by the laws of the State of Texas.

                                  ARTICLE IV.

                     A. AUTHORIZED AMOUNT OF CAPITAL STOCK

     The aggregate number of shares which the Corporation shall have authority to issue is fifty-one million (51,000,000) shares of capital stock, of which fifty million (50,000,000) shares shall be common stock (the "Common Shares") each with a par value of $1.00 per share, and of which one million (1,000,000) shares, each without par value, shall be preferred stock (the "Preferred Shares").

                B. SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

Section 1. Designation and Amount. The Corporation has designated five hundred thousand (500,000) shares of preferred stock as the "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock"). The number of shares initially constituting the Series A Preferred Stock shall be 500,000; provided, however, that if more than a total of 500,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the "Right") issued pursuant to the Rights Agreement dated October 18, 2002 between the Corporation and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), the Board of Directors of the Corporation, pursuant to Sections 21.155 and 21.156 of the TBOC, shall direct by resolution or resolutions that a statement be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Sections 21.155 and 21.156, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Amended and Restated Certificate of Formation then permits) to the largest number of whole shares (rounded up to the nearest whole share) issuable upon exercise of such Rights.

Section 2. Dividends and Distributions.

     (a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of stock of the Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor,

     (i) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $.01 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (ii) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and

     (ii) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect multiplied times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect multiplied times such dividend or distribution on each share of the Common Stock. As used herein, the "Formula Number" shall be 1000; provided, however, that, if at any time after November 5, 2002, the Corporation shall (x) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (y) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (z) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after November 5, 2002, the Corporation shall issue any shares of its stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make adjustments, determined by the Board of Directors in its discretion to be appropriate, to the Formula Number to reflect such merger, reclassification or change.

     (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution solely in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     (d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared and the Corporation shall have paid such dividend or shall have set apart a sum sufficient for the payment thereof.

     (e) The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

     (a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or shareholders generally are entitled to vote, multiplied times the maximum number of votes per share which any holder of the Common Stock or shareholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

     (b) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of shareholders of the Corporation.

     (c) If, at the time of any annual meeting of shareholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of shareholders (and at any subsequent annual meeting of shareholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this
Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

     (d) Except as provided herein, in Section 11 of Article IV, Part B or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

Section 4.        Certain Restrictions.

     (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 of Article IV, Part B are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

     (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

     (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

     (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

     (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A
Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of

Preferred Stock, without designation as to series, and may thereafter be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock of the Corporation or as otherwise required by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1.00 per whole share and (y) an aggregate amount per share equal to the Formula Number then in effect multiplied times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

     Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination thereof, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to the Formula Number then in effect multiplied times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 7 and Section 2 of Article IV, Part B appear to apply to a transaction, this Section 7 shall control.

Section 8.        No Redemption; No Sinking Fund.

     (a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

     (b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.


     Section 9. Ranking. The Series A Preferred Stock shall rank, with respect to the payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, junior to all other series of Preferred Stock of the Corporation, if any, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of any such other series and the qualifications, limitations and restrictions thereof.

     Section 10. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder's fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (i) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth of a share or any integral multiple thereof or (ii) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

     Section 11. Amendment. None of the powers, preferences or relative, participating, optional or other special rights of the Series A Preferred Stock as provided in this Amended and Restated Certificate of Formation of the Corporation shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3 percent of the outstanding shares of Series A Preferred Stock, voting as a separate class.

                           C. OTHER PREFERRED SHARES

     Section 1. General. Other Preferred Shares authorized by this Amended and Restated Certificate of Formation may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized from time to time to divide all or any part of the Preferred Shares, other than any already designated series of Preferred Shares, in series thereof and to fix and determine variations, if any, between any series so established as to dividend rates, conversion rights, rights and terms of redemption including sinking fund provisions, the redemption price or prices, the liquidation preferences, the conversion privileges, and the voting rights of any wholly unissued series of preferred shares, and the number of shares constituting any such series and the designation thereof, or any of them. The provisions of Sections 2 to 6 of this
Article IV, Part C shall apply to all Preferred Shares except to the extent any designation shall otherwise provide, and in such event, the designation shall govern to the extent of any inconsistency.

     Section 2. Preferred Dividends. The holders of all Preferred Shares, regardless of series, at the time outstanding shall be entitled to receive, when and as declared to be payable by the Board of Directors, out of any funds legally available for the payment thereof, dividends at the rate theretofore fixed by the Board of Directors for each series of such Preferred Shares that have theretofore been established, and no more, payable on dates theretofore fixed by the Board of Directors for each series of such Preferred Shares.

     Section 3. Dividends Other Than Preferred Dividends. After adequate provision has been made for payment of full dividends on all Preferred Shares then outstanding for all past dividend periods and for the current dividend period, the Board of Directors may declare such further dividends as are permitted by law, and the Board of Directors shall have the absolute discretion in fixing the fashion in which holders of Preferred Shares and holders of Common Shares shall participate in such further dividends, with provision being made for one class participating more fully than the other or to the total exclusion of the other.

     Section 4. Cumulativeness of Preferred Dividends. Dividends on all Preferred Shares, regardless of series, shall be cumulative. No dividends shall be declared on any shares of any series of Preferred Shares for any dividend period unless all dividends accumulated for all prior dividend periods shall have been declared or shall then be declared at the same time upon all Preferred Shares then outstanding. No dividends shall be declared on any shares of any series of Preferred Shares unless a dividend for the same period shall be declared at the same time upon all Preferred Shares outstanding at the time of such declaration in like proportion to the dividend rate then declared. No dividends shall be declared or paid on the Common Shares unless full dividends on all the Preferred Shares then outstanding for all past dividend periods and for the current dividend period shall have been declared and the Corporation shall have paid such dividends or shall have set apart a sum sufficient for the payment thereof.

     Section 5. Preference on Liquidation. In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Shares shall be entitled to receive the amount fixed for such purpose in the resolution or resolutions of the Board of Directors establishing the respective series of Preferred Shares that might then be outstanding, together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefore in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Shares, the remaining assets and funds of the
Corporation shall be distributed pro rata among the holders of the Common Shares. A consolidation, merger or other reorganization of the Corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation shall not be considered a dissolution, liquidation, or winding up of the Corporation within the meaning of these provisions.

     Section 6. Redemption Privileges of the Corporation. The whole or any part of the outstanding Preferred shares or the whole or any part of any series thereof may be called for redemption and redeemed at any time at the option of the Corporation, exercisable by the Board of Directors upon thirty (30) days' notice by mail to the holders of such shares as are to be redeemed, by paying therefore in cash the redemption price fixed for such shares in the resolution or resolutions of the Board of Directors establishing the respective series of which the shares to be redeemed are a part, together with a sum equal to the


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amount of all  accumulated  and unpaid  dividends  thereon at the dividend  rate fixed therefore in the aforesaid resolution or resolutions to the date fixed for such redemption. The Corporation may redeem the whole or any part of the shares of any series, or of several series, without redeeming the whole or any part of the shares of any other series; provided, however, that if at any time less than the whole of the Preferred Shares of any particular series then outstanding shall be called for redemption, the Preferred Shares to be redeemed shall be determined by lot or by such other equitable method as may be determined by the Board of Directors. If on the redemption date specified in any such notice funds necessary for such redemption shall have been set aside by the Corporation, separate and apart of its other funds, in trust for the pro rata benefit of the holders of the Preferred Shares so called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, the shares so called for redemption shall no longer be deemed to be outstanding, the right to receive dividends thereon shall cease to accrue from and after the date so fixed, and all rights of shareholders of Preferred Shares so called for redemption shall, after such redemption date, cease and terminate, excepting only the right of the holders thereof to receive the redemption price thereof, but without interest; and if, before the redemption date specified in any notice of the redemption of any Preferred Shares the Corporation shall deposit with a bank or trust company in the City of Houston, Texas, having a capital and surplus of at least $10,000,000 according to its last published statement of condition, in trust to be applied to the redemption of the Preferred Shares so called for redemption, the funds necessary for such redemption, then, from and after the date of such deposit, the shares so called for redemption shall no longer be deemed to be outstanding and all rights of the holders of the shares so called for redemption shall cease and terminate, excepting only the right of holders thereof to receive the redemption price thereof, without interest. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time. In case the holder of shares which shall have been called for redemption shall not, within five years after the making of such deposit, claim the amount deposited with respect to the redemption of such shares, the bank or trust company in which such deposit was made shall be relieved of all responsibility in respect thereof to such holder. Preferred Shares which are redeemed shall be cancelled and shall not be reissued.

                                   ARTICLE V.

     The street address of the registered office of the Corporation is 15835 Park Ten Place, Houston, Texas 77084, and the name of its registered agent at such address is James M. Holland.

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




                                  ARTICLE VI.

     The number of directors constituting the board of directors is seven (7), but there is currently a vacancy. The names and addresses of the persons who are to serve as directors until the next annual meeting of the shareholders, or until their successors are duly elected and qualified are:


        NAME                                      ADDRESS

        Deborah A. Beck                     15835 Park Ten Place Drive
                                            Houston, Texas  77084

        Robert W. Burgess                   15835 Park Ten Place Drive
                                            Houston, Texas  77084

        George S. Dotson                    15835 Park Ten Place Drive
                                            Houston, Texas  77084

        Hans Helmerich                      15835 Park Ten Place Drive
                                            Houston, Texas  77084

        John R. Irwin                       15835 Park Ten Place Drive
                                            Houston, Texas  77084

        William J. Morrissey                15835 Park Ten Place Drive
                                            Houston, Texas  77084

                                  ARTICLE VII.

     A director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability for (i) a breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (iii) a transaction from which the director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, or (iv) an act or omission for which the liability of a director is expressly provided for by statute.

     If the TBOC is amended after approval by the shareholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.


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

     Any repeal or modification of the foregoing paragraph by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                 ARTICLE VIII.

     The right to cumulate votes in the election of directors by any shareholder of the Corporation is hereby expressly authorized.

                            [Signature page follows]





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



    DATED:  February 9, 2006

                                             ATWOOD OCEANICS, INC.


                                             By: /s/ James M. Holland
                                             James M. Holland
                                             Secretary



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